UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05199
Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

December
Date of reporting period:
December 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
Variable Portfolio – Managed Volatility Growth Fund
Class 1
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Growth Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the
reporting
period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$ 27	0.25%
Management's Discussion of Fund Performance
The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Despite heightened equity volatility, the managers maintained an overweight allocation to equities throughout a majority of the annual period. This allocation, driven by the dynamic algorithm (a quantitative tool used by the portfolio managers to help direct equity exposure), contributed to relative performance as equities outperformed fixed income during the period.
Tactical adjustments
| The managers tactically adjusted actual equity exposure relative to the suggested dynamic algorithm targets. This tactical discretion served as a contributor to relative performance.
Underlying manager performance
| In general, core bond managers and U.S. small-cap equity managers, on average, outperformed their assigned benchmarks.
Derivatives usage
| On a standalone basis, the Fund’s use of derivatives had a positive impact on Fund performance during the period.
Top Performance Detractors
Underlying manager performance
| In general, U.S. large-cap managers and international equity managers, on average, underperformed their assigned benchmarks.
Capital protection sleeves
| Capital protection sleeves, which are used to help protect against outsized losses stemming from potential extreme events, or meaningful downside, in equity markets, detracted due to time decay (carrying costs, etc.) in the underlying capital protection instruments.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1 (a)	12.25	5.45	5.29
Blended Benchmark - 46% Russell 3000 ® Index, 35% Bloomberg U.S. Aggregate Bond Index, 19% MSCI EAFE Index (Net)	11.76	7.32	7.40
Russell 3000 ® Index	23.81	13.86	12.55
(a)
The returns shown for periods prior to February 20, 2019 (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of Class 2. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit
columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund
Statistics
Fund net assets	$ 11,130,732,701
Total number of portfolio holdings	117
Management services fees (represents 0.18% of Fund average net assets)	$ 21,150,049
Portfolio turnover for the reporting period	155%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Exposure
Long
Equity Risk	15.6%
Foreign Exchange Risk	10.4%
Interest Rate Risk	3.9%
Short
Equity Risk	45.8%
Foreign Exchange Risk	5.9%
Asset
Categories
Availability of
Additional
Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Volatility Growth Fund
Class 2
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Growth Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the
reporting
period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$ 53	0.50%
Management's Discussion of Fund Performance
The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Despite heightened equity volatility, the managers maintained an overweight allocation to equities throughout a majority of the annual period. This allocation, driven by the dynamic algorithm (a quantitative tool used by the portfolio managers to help direct equity exposure), contributed to relative performance as equities outperformed fixed income during the period.
Tactical adjustments
| The managers tactically adjusted actual equity exposure relative to the suggested dynamic algorithm targets. This tactical discretion served as a contributor to relative performance.
Underlying manager performance
| In general, core bond managers and U.S. small-cap equity managers, on average, outperformed their assigned benchmarks.
Derivatives usage
| On a standalone basis, the Fund’s use of derivatives had a positive impact on Fund performance during the period.
Top Performance Detractors
Underlying manager performance
| In general, U.S. large-cap managers and international equity managers, on average, underperformed their assigned benchmarks.
Capital protection sleeves
| Capital protection sleeves, which are used to help protect against outsized losses stemming from potential extreme events, or meaningful downside, in equity markets, detracted due to time decay (carrying costs, etc.) in the underlying capital protection instruments.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	11.98	5.18	5.13
Blended Benchmark - 46% Russell 3000 ® Index, 35% Bloomberg U.S. Aggregate Bond Index, 19% MSCI EAFE Index (Net)	11.76	7.32	7.40
Russell 3000 ® Index	23.81	13.86	12.55
Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund
Statistics
Fund net assets	$ 11,130,732,701
Total number of portfolio holdings	117
Management services fees (represents 0.18% of Fund average net assets)	$ 21,150,049
Portfolio turnover for the reporting period	155%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Exposure
Long
Equity Risk	15.6%
Foreign Exchange Risk	10.4%
Interest Rate Risk	3.9%
Short
Equity Risk	45.8%
Foreign Exchange Risk	5.9%
Asset Categories
Availability of
Additional
Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Audit fees (a)	31,493	30,090	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	17,173	14,000	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Variable Portfolio – Managed Volatility Growth Fund
Annual Financial Statements and Additional Information
December 31, 2024
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – Managed Volatility Growth Fund | 2024

Portfolio of Investments
December 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 62.5%
	Shares	Value ($)
International 18.2%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	62,271,644	822,608,421
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	56,222,701	599,896,215
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	25,813,843	291,180,154
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	30,774,148	314,204,051
Total		2,027,888,841
U.S. Large Cap 39.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	5,677,391	306,579,121
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	6,379,024	720,446,998
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	8,254,331	404,132,055
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	30,796,885	724,650,694
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	8,914,252	389,463,648
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	8,276,438	355,307,482
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	5,103,706	365,680,545
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	8,998,129	353,446,489
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares(a),(b)	6,327,550	373,705,123
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	8,555,397	393,377,167
Total		4,386,789,322
U.S. Mid Cap 2.2%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,107,987	62,213,450
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	1,469,200	60,913,026
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	1,198,766	60,861,366
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,188,092	62,410,483
Total		246,398,325
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 2.7%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	3,252,993	43,687,693
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a)	3,076,808	43,475,288
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	3,073,536	106,252,148
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	2,707,610	106,436,161
Total		299,851,290
Total Equity Funds (Cost $3,929,397,602)		6,960,927,778

Exchange-Traded Equity Funds 3.4%

U.S. Mid Large Cap 3.4%
iShares Core S&P 500 ETF	458,400	269,850,912
Vanguard S&P 500 ETF	200,000	107,762,000
Total		377,612,912
Total Exchange-Traded Equity Funds (Cost $376,770,918)		377,612,912

Exchange-Traded Fixed Income Funds 4.7%

Investment Grade 4.7%
iShares Core U.S. Aggregate Bond ETF	2,520,000	244,188,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,379,500	147,385,780
Vanguard Intermediate-Term Corporate Bond ETF	1,610,000	129,234,700
Total		520,808,480
Total Exchange-Traded Fixed Income Funds (Cost $516,393,230)		520,808,480

Fixed Income Funds 10.9%

Investment Grade 10.9%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	19,600,192	163,465,598
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	8,662,214	82,724,143
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	20,522,494	149,403,754
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	9,258,811	81,199,773
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	18,240,662	163,253,924
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	22,263,944	202,379,251
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	38,426,875	368,513,734
Total		1,210,940,177
Total Fixed Income Funds (Cost $1,425,142,210)		1,210,940,177

Residential Mortgage-Backed Securities - Agency 4.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/16/2040- 01/14/2055	3.000%	167,100,000	142,561,410
01/16/2040- 01/14/2055	3.500%	47,100,000	42,389,899
01/16/2040- 01/14/2055	4.000%	152,350,000	140,138,584
01/14/2055	4.500%	121,500,000	114,267,388
01/14/2055	5.000%	53,550,000	51,679,744
Total Residential Mortgage-Backed Securities - Agency (Cost $496,863,801)			491,037,025

Put Option Contracts Purchased 0.9%
Value ($)
(Cost $112,647,522)	97,867,250

Money Market Funds 16.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.573%(a),(d)	1,833,447,963	1,833,081,274
Total Money Market Funds (Cost $1,832,627,160)		1,833,081,274
Total Investments in Securities (Cost: $8,689,842,443)		11,492,274,896
Other Assets & Liabilities, Net		(361,542,195)
Net Assets		11,130,732,701
At December 31, 2024, securities and/or cash totaling $158,298,060 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
20,500,000 CHF	23,400,892 USD	Barclays	01/08/2025	799,408	—
34,000,000 EUR	35,770,720 USD	Barclays	01/08/2025	544,623	—
11,500,000,000 JPY	74,870,906 USD	Barclays	01/08/2025	1,738,220	—
40,000,000 NOK	3,622,719 USD	Barclays	01/08/2025	108,870	—
40,000,000 NZD	23,425,000 USD	Barclays	01/08/2025	1,044,267	—
300,000,000 SEK	27,155,219 USD	Barclays	01/08/2025	32,471	—
89,016,579 USD	986,000,000 NOK	Barclays	01/08/2025	—	(2,400,200)
11,759,500 USD	20,000,000 NZD	Barclays	01/08/2025	—	(569,132)
9,189,065 USD	100,000,000 SEK	Barclays	01/08/2025	—	(148,149)
10,000,000 CHF	11,125,451 USD	Citi	01/08/2025	100,337	—
12,000,000 GBP	15,173,640 USD	Citi	01/08/2025	151,500	—
100,000,000 NOK	8,977,305 USD	Citi	01/08/2025	192,683	—
17,461,170 USD	27,000,000 AUD	Citi	01/08/2025	—	(749,430)
10,537,150 USD	10,000,000 EUR	Citi	01/08/2025	—	(176,533)
12,691,553 USD	10,000,000 GBP	Citi	01/08/2025	—	(173,103)
179,399,696 USD	27,500,000,000 JPY	Citi	01/08/2025	—	(4,517,186)
23,558,400 USD	40,000,000 NZD	Citi	01/08/2025	—	(1,177,667)
30,000,000 EUR	31,769,850 USD	Goldman Sachs International	01/08/2025	688,000	—
20,000,000 NOK	1,759,445 USD	Goldman Sachs International	01/08/2025	2,521	—
81,836,800 USD	64,000,000 GBP	Goldman Sachs International	01/08/2025	—	(1,718,720)
25,000,000 AUD	16,287,500 USD	HSBC	01/08/2025	813,667	—
6,000,000,000 JPY	39,820,806 USD	HSBC	01/08/2025	1,664,622	—
72,000,000 NZD	42,782,400 USD	HSBC	01/08/2025	2,497,080	—
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
68,175,250 USD	65,000,000 EUR	HSBC	01/08/2025	—	(831,242)
25,391,925 USD	45,000,000 NZD	HSBC	01/08/2025	—	(213,600)
12,500,000 CHF	14,194,384 USD	Morgan Stanley	01/08/2025	412,991	—
50,000,000 EUR	52,026,000 USD	Morgan Stanley	01/08/2025	222,917	—
22,000,000 GBP	27,536,850 USD	Morgan Stanley	01/08/2025	—	(3,740)
2,500,000,000 JPY	16,259,105 USD	Morgan Stanley	01/08/2025	360,695	—
150,000,000 NOK	13,532,166 USD	Morgan Stanley	01/08/2025	355,232	—
153,852,343 USD	144,500,000 EUR	Morgan Stanley	01/08/2025	—	(4,141,433)
13,085,152 USD	2,000,000,000 JPY	Morgan Stanley	01/08/2025	—	(366,424)
30,641,101 USD	335,000,000 SEK	Morgan Stanley	01/08/2025	—	(354,031)
40,000,000 CAD	28,522,675 USD	UBS	01/08/2025	690,291	—
90,000,000 EUR	93,530,430 USD	UBS	01/08/2025	284,880	—
118,445,495 USD	181,000,000 AUD	UBS	01/08/2025	—	(6,414,942)
12,663,348 USD	18,000,000 CAD	UBS	01/08/2025	—	(138,775)
43,486,680 USD	34,000,000 GBP	UBS	01/08/2025	—	(923,950)
4,928,508 USD	55,000,000 NOK	UBS	01/08/2025	—	(96,965)
40,220,990 USD	70,000,000 NZD	UBS	01/08/2025	—	(1,054,707)
10,000,000 AUD	6,369,924 USD	Wells Fargo	01/08/2025	180,391	—
20,000,000 CAD	13,882,454 USD	Wells Fargo	01/08/2025	—	(33,738)
10,000,000 GBP	12,619,898 USD	Wells Fargo	01/08/2025	101,448	—
5,500,000,000 JPY	35,722,405 USD	Wells Fargo	01/08/2025	745,902	—
6,355,833 USD	10,000,000 AUD	Wells Fargo	01/08/2025	—	(166,299)
104,916,713 USD	146,000,000 CAD	Wells Fargo	01/08/2025	—	(3,328,510)
52,966,500 USD	50,000,000 EUR	Wells Fargo	01/08/2025	—	(1,163,417)
3,146,849 USD	2,500,000 GBP	Wells Fargo	01/08/2025	—	(17,236)
63,657,978 USD	10,000,000,000 JPY	Wells Fargo	01/08/2025	—	(64,338)
12,728,430 USD	22,000,000 NZD	Wells Fargo	01/08/2025	—	(419,027)
4,596,016 USD	50,000,000 SEK	Wells Fargo	01/08/2025	—	(75,558)
Total				13,733,016	(31,438,052)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
CAC40 Index	963	01/2025	EUR	71,112,735	25,671	—
Euro STOXX 50 Index	2,849	03/2025	EUR	139,059,690	—	(3,071,814)
IBEX 35 Index	604	01/2025	EUR	69,983,064	—	(1,189,390)
MSCI Singapore Index	1,240	01/2025	SGD	46,307,800	—	(200,589)
OMXS30 Index	3,461	01/2025	SEK	859,366,300	—	(1,944,142)
Russell 2000 Index E-mini	50	03/2025	USD	5,624,500	—	(318,749)
S&P 500 Index E-mini	4,041	03/2025	USD	1,199,318,288	—	(30,945,492)
S&P/TSX 60 Index	150	03/2025	CAD	44,553,000	—	(773,216)
TOPIX Index	529	03/2025	JPY	14,740,585,000	1,418,585	—
U.S. Long Bond	7	03/2025	USD	796,906	3,922	—
U.S. Treasury 10-Year Note	35	03/2025	USD	3,806,250	3,668	—
U.S. Treasury 10-Year Note	166	03/2025	USD	18,052,500	—	(316,688)
U.S. Treasury 2-Year Note	1,126	03/2025	USD	231,516,157	182,717	—
U.S. Treasury 5-Year Note	1,678	03/2025	USD	178,379,266	—	(423,289)
U.S. Treasury Ultra Bond	7	03/2025	USD	832,344	2,828	—
Total					1,637,391	(39,183,369)

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DAX Index	(275)	03/2025	EUR	(137,857,500)	3,429,086	—
FTSE 100 Index	(200)	03/2025	GBP	(16,361,000)	173,238	—
FTSE 100 Index	(100)	03/2025	GBP	(8,180,500)	—	(22,844)
SPI 200 Index	(413)	03/2025	AUD	(84,128,100)	845,389	—
Total					4,447,713	(22,844)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	1,658,619,660	2,820	4,600.00	06/18/2026	40,734,412	29,581,800
S&P 500 Index	Morgan Stanley	USD	1,455,703,425	2,475	4,700.00	06/18/2026	36,726,013	28,499,625
S&P 500 Index	Morgan Stanley	USD	1,014,581,175	1,725	4,900.00	06/18/2026	20,223,071	23,891,250
S&P 500 Index	Morgan Stanley	USD	738,144,565	1,255	4,800.00	06/18/2026	14,964,026	15,894,575
Total							112,647,522	97,867,250
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 4.573%
	2,468,457,671	4,312,620,965	(4,947,837,898)	(159,464)	1,833,081,274	—	158,983	124,634,586	1,833,447,963
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	273,920,541	—	(8,267,884)	40,926,464	306,579,121	—	21,123,694	—	5,677,391
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	638,351,999	—	(27,118,189)	109,213,188	720,446,998	—	52,507,180	—	6,379,024
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	162,428,652	7,917,610	(2,808,489)	(4,072,175)	163,465,598	—	(571,157)	7,908,998	19,600,192
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	402,981,313	—	(32,378,366)	33,529,108	404,132,055	—	81,474,731	—	8,254,331
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	79,278,443	3,127,875	(351,244)	669,069	82,724,143	—	(25,160)	3,123,470	8,662,214
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	155,830,234	5,946,995	—	(12,373,475)	149,403,754	—	—	5,917,604	20,522,494
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	795,301,439	35,504,715	(178,619)	(8,019,114)	822,608,421	—	(14,099)	35,472,521	62,271,644
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	639,631,275	—	(42,574,100)	127,593,519	724,650,694	—	22,581,386	—	30,796,885
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	392,996,627	—	(37,019,518)	33,486,539	389,463,648	—	16,679,718	—	8,914,252
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	77,801,417	—	(12,310,321)	(3,277,646)	62,213,450	—	18,433,953	—	1,107,987
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	77,321,497	—	(11,549,107)	(4,859,364)	60,913,026	—	13,079,687	—	1,469,200
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	82,938,801	3,193,162	(45,072,767)	2,628,497	43,687,693	2,726,283	(795,382)	466,879	3,252,993
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	77,098,425	1,429,668	(72,453,341)	37,400,536	43,475,288	—	(24,220,050)	1,429,668	3,076,808
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	80,748,344	2,721,202	(1,022,812)	(1,246,961)	81,199,773	—	(171,077)	2,715,263	9,258,811
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	161,111,901	6,884,602	(926,974)	(3,815,605)	163,253,924	—	(182,861)	6,874,283	18,240,662
CTIVP® – MFS® Value Fund, Class 1 Shares
	366,201,348	—	(38,918,620)	28,024,754	355,307,482	—	14,430,512	—	8,276,438
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	375,391,895	—	(24,967,134)	15,255,784	365,680,545	—	59,277,101	—	5,103,706
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	369,679,993	—	(40,910,963)	24,677,459	353,446,489	—	18,954,639	—	8,998,129
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	201,784,058	8,416,090	(1,120,327)	(6,700,570)	202,379,251	—	(151,629)	8,401,199	22,263,944
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	77,021,593	—	(9,630,977)	(6,529,250)	60,861,366	—	13,112,576	—	1,198,766
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	78,913,596	—	(10,646,440)	(5,856,673)	62,410,483	—	17,399,735	—	1,188,092
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares
	15,116,916	347,200,000	(45,549,618)	56,937,825	373,705,123	—	6,114,500	—	6,327,550
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	362,518,025	13,345,702	(2,573,110)	(4,776,883)	368,513,734	—	(343,504)	13,324,493	38,426,875
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	352,776,238	—	(12,736,359)	53,337,288	393,377,167	—	26,908,887	—	8,555,397
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	571,144,273	7,670,769	(5,162,748)	26,243,921	599,896,215	—	(156,430)	7,644,719	56,222,701
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	294,590,714	2,125,082	—	(5,535,642)	291,180,154	—	—	2,075,724	25,813,843
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	302,217,507	8,754,650	(2,025,044)	5,256,938	314,204,051	—	137,401	8,745,043	30,774,148
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	193,392,148	—	(71,513,743)	(15,626,257)	106,252,148	—	45,280,288	—	3,073,536
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	200,287,773	—	(61,367,332)	(32,484,280)	106,436,161	—	44,637,108	—	2,707,610
Total	10,327,234,656			479,847,530	10,004,949,229	2,726,283	445,660,730	228,734,450

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2024.
Abbreviation Legend
TBA	To Be Announced
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	6,960,927,778	6,960,927,778
Exchange-Traded Equity Funds	377,612,912	—	—	—	377,612,912
Exchange-Traded Fixed Income Funds	520,808,480	—	—	—	520,808,480
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Fixed Income Funds	—	—	—	1,210,940,177	1,210,940,177
Residential Mortgage-Backed Securities - Agency	—	491,037,025	—	—	491,037,025
Put Option Contracts Purchased	97,867,250	—	—	—	97,867,250
Money Market Funds	1,833,081,274	—	—	—	1,833,081,274
Total Investments in Securities	2,829,369,916	491,037,025	—	8,171,867,955	11,492,274,896
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	13,733,016	—	—	13,733,016
Futures Contracts	6,085,104	—	—	—	6,085,104
Liability
Forward Foreign Currency Exchange Contracts	—	(31,438,052)	—	—	(31,438,052)
Futures Contracts	(39,206,213)	—	—	—	(39,206,213)
Total	2,796,248,807	473,331,989	—	8,171,867,955	11,441,448,751
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Statement of Assets and Liabilities
December 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,390,027,949)	$1,389,458,417
Affiliated issuers (cost $7,187,166,972)	10,004,949,229
Option contracts purchased (cost $112,647,522)	97,867,250
Cash collateral held at broker for:
TBA	10,080,459
Other	47,000,000
Margin deposits on:
Futures contracts	101,217,601
Unrealized appreciation on forward foreign currency exchange contracts	13,733,016
Receivable for:
Investments sold	8,223,026
Investments sold on a delayed delivery basis	261,126,576
Capital shares sold	8,343
Dividends	7,149,859
Interest	762,510
Variation margin for futures contracts	1,749,358
Prepaid expenses	59,620
Deferred compensation of board members	721,400
Total assets	11,944,106,664
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	31,438,052
Payable for:
Investments purchased on a delayed delivery basis	763,161,560
Capital shares redeemed	11,755,523
Variation margin for futures contracts	5,255,574
Management services fees	54,805
Distribution and/or service fees	76,071
Service fees	574,357
Compensation of chief compliance officer	1,974
Compensation of board members	4,328
Other expenses	78,693
Deferred compensation of board members	973,026
Total liabilities	813,373,963
Net assets applicable to outstanding capital stock	$11,130,732,701
Represented by
Trust capital	$11,130,732,701
Total - representing net assets applicable to outstanding capital stock	$11,130,732,701
Class 1
Net assets	$34,733,443
Shares outstanding	1,780,724
Net asset value per share	$19.51
Class 2
Net assets	$11,095,999,258
Shares outstanding	576,064,447
Net asset value per share	$19.26
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Statement of Operations
Year Ended December 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$15,564,499
Dividends — affiliated issuers	228,734,450
Interest	5,403,060
Total income	249,702,009
Expenses:
Management services fees	21,150,049
Distribution and/or service fees
Class 2	28,605,311
Service fees	6,883,469
Custodian fees	92,107
Printing and postage fees	58,999
Accounting services fees	34,118
Legal fees	139,062
Interest on collateral	2,601
Compensation of chief compliance officer	1,985
Compensation of board members	124,244
Deferred compensation of board members	73,794
Other	144,982
Total expenses	57,310,721
Net investment income	192,391,288
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	68,837,437
Investments — affiliated issuers	445,660,730
Capital gain distributions from underlying affiliated funds	2,726,283
Foreign currency translations	(2,692,283)
Forward foreign currency exchange contracts	(17,501,564)
Futures contracts	400,518,833
Option contracts purchased	(93,457,978)
Option contracts written	6,264,611
Net realized gain	810,356,069
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(53,542,232)
Investments — affiliated issuers	479,847,530
Forward foreign currency exchange contracts	(37,827,042)
Futures contracts	(94,333,138)
Option contracts purchased	(4,848,461)
Option contracts written	(328,421)
Net change in unrealized appreciation (depreciation)	288,968,236
Net realized and unrealized gain	1,099,324,305
Net increase in net assets resulting from operations	$1,291,715,593
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Statement of Changes in Net Assets

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations
Net investment income	$192,391,288	$143,978,496
Net realized gain	810,356,069	188,612,661
Net change in unrealized appreciation (depreciation)	288,968,236	1,136,922,660
Net increase in net assets resulting from operations	1,291,715,593	1,469,513,817
Decrease in net assets from capital stock activity	(1,311,842,304)	(863,420,824)
Total increase (decrease) in net assets	(20,126,711)	606,092,993
Net assets at beginning of year	11,150,859,412	10,544,766,419
Net assets at end of year	$11,130,732,701	$11,150,859,412

	Year Ended		Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	356,063	6,737,488	588,271	9,460,924
Shares redeemed	(223,874)	(4,258,660)	(112,385)	(1,775,016)
Net increase	132,189	2,478,828	475,886	7,685,908
Class 2
Shares sold	65,635	1,238,423	144,423	2,284,313
Shares redeemed	(70,552,132)	(1,315,559,555)	(54,843,071)	(873,391,045)
Net decrease	(70,486,497)	(1,314,321,132)	(54,698,648)	(871,106,732)
Total net decrease	(70,354,308)	(1,311,842,304)	(54,222,762)	(863,420,824)
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

[THIS PAGE INTENTIONALLY LEFT BLANK]
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2024	$17.38	0.36	1.77	2.13
Year Ended 12/31/2023	$15.13	0.25	2.00	2.25
Year Ended 12/31/2022	$18.73	0.12	(3.72)	(3.60)
Year Ended 12/31/2021	$16.69	0.08	1.96	2.04
Year Ended 12/31/2020	$14.96	0.06	1.67	1.73
Class 2
Year Ended 12/31/2024	$17.20	0.31	1.75	2.06
Year Ended 12/31/2023	$15.01	0.21	1.98	2.19
Year Ended 12/31/2022	$18.63	0.07	(3.69)	(3.62)
Year Ended 12/31/2021	$16.65	0.04	1.94	1.98
Year Ended 12/31/2020	$14.96	0.02	1.67	1.69

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2024	$19.51	12.25%	0.25% (c)	0.25% (c)	1.92%	155%	$34,733
Year Ended 12/31/2023	$17.38	14.87%	0.25% (c)	0.25% (c)	1.58%	163%	$28,646
Year Ended 12/31/2022	$15.13	(19.22% )	0.25% (c)	0.25% (c)	0.73%	151%	$17,737
Year Ended 12/31/2021	$18.73	12.22%	0.25% (c)	0.25% (c)	0.46%	196%	$15,036
Year Ended 12/31/2020	$16.69	11.56%	0.25%	0.25%	0.42%	184%	$6,085
Class 2
Year Ended 12/31/2024	$19.26	11.98%	0.50% (c)	0.50% (c)	1.68%	155%	$11,095,999
Year Ended 12/31/2023	$17.20	14.59%	0.50% (c)	0.50% (c)	1.34%	163%	$11,122,214
Year Ended 12/31/2022	$15.01	(19.43% )	0.50% (c)	0.50% (c)	0.45%	151%	$10,527,029
Year Ended 12/31/2021	$18.63	11.89%	0.50% (c)	0.50% (c)	0.22%	196%	$14,007,272
Year Ended 12/31/2020	$16.65	11.30%	0.50%	0.50%	0.16%	184%	$12,503,225
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements
December 31, 2024
Note 1. Organization
Variable Portfolio – Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity risk, to facilitate buying and selling of securities for investments and to produce incremental earnings. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2024:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	5,891,969 *
Equity risk	Investments, at value — Option contracts purchased	97,867,250
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	13,733,016
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	193,135 *
Total		117,685,370

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	38,466,236 *
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	31,438,052
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	739,977 *
Total		70,644,265

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	410,227,042	(93,457,978)	6,264,611	323,033,675
Foreign exchange risk	(17,501,564)	—	—	—	(17,501,564)
Interest rate risk	—	(9,708,209)	—	—	(9,708,209)
Total	(17,501,564)	400,518,833	(93,457,978)	6,264,611	295,823,902

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	(87,872,672)	(4,848,461)	(328,421)	(93,049,554)
Foreign exchange risk	(37,827,042)	—	—	—	(37,827,042)
Interest rate risk	—	(6,460,466)	—	—	(6,460,466)
Total	(37,827,042)	(94,333,138)	(4,848,461)	(328,421)	(137,337,062)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,906,246,253
Futures contracts — short	286,458,202

Derivative instrument	Average value ($)
Option contracts purchased	85,288,553
Option contracts written	(1,807,661)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	9,123,754	(11,244,828)
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2024:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Forward foreign currency exchange contracts	4,267,859	444,520	690,521	4,975,369	1,351,835	-	975,171	1,027,741	13,733,016
Put option contracts purchased	-	-	-	-	-	97,867,250	-	-	97,867,250
Total assets	4,267,859	444,520	690,521	4,975,369	1,351,835	97,867,250	975,171	1,027,741	111,600,266
Liabilities
Forward foreign currency exchange contracts	3,117,481	6,793,919	1,718,720	1,044,842	4,865,628	-	8,629,339	5,268,123	31,438,052
Total financial and derivative net assets	1,150,378	(6,349,399)	(1,028,199)	3,930,527	(3,513,793)	97,867,250	(7,654,168)	(4,240,382)	80,162,214
Total collateral received (pledged) (b)	-	-	-	-	-	-	-	-	-
Net amount (c)	1,150,378	(6,349,399)	(1,028,199)	3,930,527	(3,513,793)	97,867,250	(7,654,168)	(4,240,382)	80,162,214

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2024 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2024 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2024 through April 30, 2025 (%)	Prior to May 1, 2024 (%)
Class 1	0.77	0.78
Class 2	1.02	1.03
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $14,285,955,884 and $14,526,771,817, respectively, for the year ended December 31, 2024, of which $10,415,068,933 and $10,359,276,776, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2024.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2024.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Shareholder concentration risk
At December 31, 2024, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Variable Portfolio – Managed Volatility Growth Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Growth Fund  | 2024

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – Managed Volatility Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2025 Columbia Management Investment Advisers, LLC.
ANN7047_12_D01_(02/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 24, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 24, 2025